EXHIBIT 23

                  CONSENT OF SHUMAKER WILLIAMS, P.C.
                     OF CAMP HILL, PENNSYLVANIA
                   SPECIAL COUNSEL TO REGISTRANT

             CONTAINED IN OPINION LETTER AS EXHIBIT 5